UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 7, 2005
                        (Date of earliest event reported)


                              POTLATCH CORPORATION


          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   1-5313                  82-0156045
           --------                   ------                  ----------
 (State or Other Jurisdiction      (Commission            (I.R.S. Employer
       of Incorporation)           File Number)         Identification Number)


       601 W. Riverside Avenue, Suite 1100, Spokane WA          99201
       -----------------------------------------------          -----
           (Address of principal executive offices)           (Zip Code)


                                  509-835-1500
                                  ------------
                         (Registrant's telephone number,
                              including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On February 7, 2005, Potlatch Corporation announced its results of operations and financial condition for the quarter and year ended December 31, 2004. The press release containing this announcement is furnished as Exhibit
99.1 hereto.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.   Financial Statements and Exhibits

  (a)  Financial Statements of Businesses Acquired.

       Not applicable.


  (b)  Pro Forma Financial Information.

       Not applicable.


  (c)  Exhibits.

       99.1    Press release issued by Potlatch Corporation, dated February 7,
               2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 7, 2005



POTLATCH CORPORATION


By:  /s/ Malcolm A. Ryerse
     ---------------------------------------------------
     Malcolm A. Ryerse
     Corporate Secretary

                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

99.1             Press release issued by Potlatch Corporation, dated February 7,
                 2005.